SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 4, 2002
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                      Access Solutions International, Inc.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                              000-28920 05-0426298
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         (Commission file number) (IRS Employer Identification Number)


                    850 Main Street, East Greenwich, RI 02818
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               (Address of principal executive offices) (Zip Code)


                  Registrant's telephone number, including area
                               code: 401-885-5544
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Item 9.           Other Events.
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                  This Report incorporates by reference the press release issued by Access Solutions on December 4, 2002 which is attached as Exhibit 99(a) hereto.

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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, Access Solutions International, Inc.has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ACCESS SOLUTIONS INTERNATIONAL, INC.


                                 By:      /s/  Thomas E. Gardner
                                          ---------------------------
                                               Thomas E. Gardner
                                               Chairman and Treasurer

Dated:  December 4, 2002

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                                  Exhibit Index

         Exhibit Number                Description
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         Exhibit 99.1                  Press Release dated December 4, 2002

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